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                                                               EXHIBIT 10(r)(ii)

WOOLWORTH CORPORATION AND LOGO


Dale W. Hilpert
President
Chief Operating Officer


M. Jeffrey Branman

Title:                                 Senior Vice President - Corporate
                                       Development

Base:                                  $400,000

Bonus Plan:                        (i) Annual Incentive Compensation Plan:
                                       Threshold      Target          Max.
                                       $49,943        $200,000        $349,715

                             plus (ii) Discretionary bonus: Target of $200,000
                                       based on individual performance standards

                                       Minimum Guaranteed Payment 4/97 $100,000

Stock Option:                           75,000 - 4/96
                                        75,000 - 4/97
                                       -------
                                       150,000 total

3-Year Long Term Plan:                 Threshold      Target          Max.
                                       $162,857       $651,430        $1,257,143

Medical Spending Account:              $5,000 per year

LTD Monthly Max:                       $20,000

Life Insurance:                        1x base salary

Personal Financial
Planning:                              $10,000 year/$6,000 thereafter

SERP.: The Supplemental Cash Balance Plan provides credit in addition to the Qualified Cash Balance Plan subject to certain non-compete covenants. The "target" annual credit will be 8% of combined salary and annual bonus. The 8% target will be modified up or down based on annual
                                       Company performance. The minimum
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                                       annual accrual will be 4% of
                                       combined salary and annual bonus,
                                       regardless of performance. The
                                       maximum annual accrual will be 12%
                                       of salary and bonus.

Vacation:                              Four weeks

Severance:                             One (1) year's base salary plus bonus

Starting Time:                         30 days from signing or less

Other benefits:                        As previously provided



/s/ M. Jeffrey Branman                 February 15, 1996
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    M. Jeffrey Branman                          (Date)


/s/ Dale W. Hilpert/pap                15 Feb. 1996
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     Dale W. Hilpert                            (Date)